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                                                                   EXHIBIT 23(b)


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                                                                   EXHIBIT 23(b)
[LOGO OF PRICEWATERHOUSE COOPERS LLP]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Fleet Financial Group, Inc. of our report dated January 21, 1999 relating to the consolidated financial statements of BankBoston Corporation, which appear in BankBoston Corporation's 1998 Annual Report to Stockholders and in Exhibit 13 to the Corporation's 1998 Annual Report on Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
July 8, 1999